Investment in Affiliates	12 Months Ended
Dec. 31, 2012
Investment in Affiliates
Investment in Affiliates

Note 18: Investment in Affiliates

Operating results include the Company’s proportionate share of income from affiliates, which consist of unconsolidated investments accounted for under the equity method of accounting. The most significant of these affiliates are related to the Company’s merchant bank alliance program.

A merchant alliance, as it pertains to investments accounted for under the equity method, is an agreement between FDC and a financial institution that combines the processing capabilities and management expertise of the Company with the visibility and distribution channel of the bank. The alliance acquires credit and debit card transactions from merchants. The Company provides processing and other services to the alliance and charges fees to the alliance primarily based on contractual pricing. These fees have been separately identified on the face of the Consolidated Statements of Operations.

In November 2011, the Company formed an alliance, TCH LLC, by contributing the assets of its transportation business (a controlling interest in a business) to the alliance in exchange for a noncontrolling 30% interest in TCH, LLC.  The alliance is accounted for as an equity method investment by the Company.  The Company recognized a pretax gain of $59.1 million in the “Other income (expense)” line item of the Consolidated Statement of Operations upon deconsolidation of the Company’s assets associated with its transportation business and contribution of those assets to the alliance.

In the fourth quarter of 2011, the Company funded $160.0 million to one of its merchant alliance partners for referrals from bank branches contributed to the alliance as called for by the agreement that extended the term of the alliance in 2008.

At December 31, 2012, there were ten affiliates accounted for under the equity method of accounting, comprised of five merchant alliances and five strategic investments in companies in related markets.

A summary of unaudited financial information for the merchant alliances and other affiliates accounted for under the equity method of accounting is presented below.

	As of December 31,
(in millions)	2012	2011
Total assets	$2,834.8	$2,820.3
Total liabilities	2,467.9	2,514.7

The primary components of assets and liabilities are settlement-related accounts similar to those described in Note 4 of these Consolidated Financial Statements.

	Year ended December 31,
(in millions)	2012	2011	2010
Net operating revenues	$1,278.4	$1,114.4	$999.1
Operating expenses	630.2	577.4	520.6
Operating income	$648.2	$537.0	$478.5
Net income	$639.4	$509.8	$455.6
FDC equity earnings	$158.2	$153.4	$117.3

The formation of a merchant alliance accounted for under the equity method of accounting generally involves the Company and/or a financial institution contributing merchant contracts to the alliance and a cash payment from one owner to the other to achieve the desired ownership percentages. The asset amounts reflected above are owned by the alliances and other equity method investees and do not include any of such payments made by the Company.  The amount by which the total of the Company’s investments in affiliates exceeded its proportionate share of the investees’ net assets was approximately $1.3 billion and $1.4 billion at December 31, 2012 and 2011, respectively.

The non-goodwill portion of this amount is considered an identifiable intangible asset that is amortized.  The estimated future amortization expense for these intangible assets as of December 31, 2012 is as follows:

Year ended December 31, (in millions)	Amount
2013	$78.4
2014	62.2
2015	57.1
2016	52.3
2017	49.1
Thereafter	48.2

These amounts assume that these alliances continue as they currently exist. Much of the difference between FDC’s proportionate share of the investees’ net income and FDC’s equity earnings noted above relates to this amortization.